ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

ANNUAL REPORT
JUNE 30, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS              ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

August 16, 1999

Dear Shareholder:

This report provides the performance, investment strategy and outlook for the Alliance Bond Fund Corporate Bond Portfolio (the "Fund") over the twelve-month period ended June 30, 1999. The objective of the Fund is to maximize income over the long term, while providing reasonable safety in the value of each shareholder's investment. Secondarily, the Fund seeks capital appreciation. The Fund invests primarily in a diversified portfolio of investment-grade and non-investment-grade corporate bonds issued by domestic and foreign issuers that we expect to benefit from improving credit and economic fundamentals. The Fund may also hold debt issued by the U.S. and foreign governments.

INVESTMENT RESULTS
The following table shows how your Fund performed over the six- and twelve-month periods ended June 30, 1999. For comparison, we have included the performance for the Fund's benchmark index, as represented by the Lehman Brothers ("LB") Aggregate Bond Index, as well as the returns for the Lipper Corporate Debt Funds BBB-Rated Average (the "Lipper Average").

Over the six-month period ended June 30, 1999, your Fund marginally outperformed its benchmark index and outperformed the Lipper Average due to our holdings in the high-yield and emerging market sectors. These fixed-income sectors outperformed the traditional fixed-income sectors, which include the U.S. Treasury, mortgage-backed, asset-backed and investment-grade corporate securities sectors, as the domestic and global economic outlook improved over the period.

Conversely, during the longer, twelve-month period, your Fund underperformed its benchmark index and the Lipper Average as a result of its exposure to high-yield and emerging market debt, which suffered in the third quarter of 1998 when market turmoil spread from Asia to Russia and Latin America.

INVESTMENT RESULTS*
Periods Ended June 30, 1999
                                                     TOTAL RETURNS
                                             6 MONTHS             12 MONTHS
                                             --------             ---------
ALLIANCE BOND FUND CORPORATE BOND
  PORTFOLIO
  Class A                                      -1.30%              -4.08%
  Class B                                      -1.59%              -4.77%
  Class C                                      -1.66%              -4.77%

LEHMAN BROTHERS AGGREGATE BOND
  INDEX                                        -1.37%               3.15%

LIPPER CORPORATE DEBT FUNDS BBB-RATED
  AVERAGE                                      -1.73%               0.85%



* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED LEHMAN BROTHERS ("LB") AGGREGATE BOND INDEX IS COMPOSED OF THE LB MORTGAGE-BACKED SECURITIES INDEX, THE LB ASSET-BACKED SECURITIES INDEX AND THE LB GOVERNMENT/CORPORATE BOND INDEX. THE UNMANAGED LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE ("LIPPER AVERAGE") IS BASED ON THE PERFORMANCE OF A UNIVERSE OF FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN CORPORATE AND GOVERNMENT DEBT ISSUES RATED IN THE TOP FOUR GRADES. FOR THE SIX- AND TWELVE-MONTH PERIODS ENDED JUNE 30, 1999, THE LIPPER AVERAGE CONSISTED OF 136 AND 114 FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.

MARKET OVERVIEW
The outlook for the global economy continued to brighten during the first six months of 1999. Signs of a strong recovery in East Asia, better-than-expected growth in Japan, and a quick drop in Brazilian interest rates bolstered investor confidence. In the United States, private demand growth has downshifted but remains exceptionally strong, while inflation and unemployment have remained low. With economic activity remaining strong and global liquidity concerns abating, the U.S. Federal


1


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points, to 5.00%, in June. For the six months ended June 30, 1999, the U.S. yield curve flattened as short- and intermediate-term rates rose more than long-term rates. Two-year U.S. Treasury yields rose from 4.53%, to 5.52%, while thirty-year U.S. Treasury yields rose from 5.09%, to 5.97%.

During the six-month period ended June 30, 1999, the U.S. bond market, as represented by the LB Aggregate Bond Index, declined by 1.4% as economic growth strengthened and the U.S. Federal Reserve raised interest rates. Among the traditional sectors of the U.S. bond market, the mortgage sector recorded the strongest performance while the U.S. Treasury sector, followed closely by the corporate sector, recorded the weakest performance. As credit markets continued to stabilize from the turmoil in 1998, and the threat of higher interest rates surfaced, investors moved out of U.S. Treasuries and back into higher-yielding sectors in search of higher returns. While the corporate sector suffered from rising rates and liquidity concerns, the mortgage sector was the main beneficiary of the change in interest rate expectations. When interest rates rose, mortgage refinancing slowed and mortgage prepayments fell, making mortgage-backed securities more attractive.

Over the six-month period ended June 30, 1999, the U.S. high-yield sector, as represented by the Merrill Lynch High Yield Master Index, gained 1.8%, outperforming the traditional domestic bond market sectors. The U.S. high-yield sector started the year off with healthy returns. As the global economic environment improved, investors grew more comfortable taking on risk and moved into higher-yielding assets. However, towards the end of the six-month period, the threat of interest-rate tightening combined with a weaker stock market and concerns about volatility in the emerging markets dampened the six-month returns for the sector.

During the six months under review, most developed countries outside the U.S. showed signs of improving economic growth while inflation remained low. Divergent interest-rate policies (the European Central Bank and Bank of Japan eased, while the U.S. Federal Reserve indicated a tightening bias) caused the U.S. bond market to underperform all other developed bond markets, in local currency terms and on a hedged basis. The Japanese bond market, boosted by domestic investment and, until late in the quarter, a poor economic environment, posted the strongest performance among bond markets of developed countries. In aggregate, the developed global bond markets, excluding the U.S., as represented by the J.P. Morgan ("JPM") non-U.S. Government Bond Index (Hedged), gained 1.0% during the six months ended June 30, 1999.

In the emerging markets, favorable growth surprises surfaced. Economic weakness in Latin America proved less severe than anticipated, and the Asian economies appeared to be improving. However, concerns about tighter U.S. monetary policy dampened the investor enthusiasm exhibited earlier this year. In aggregate, the emerging market debt sector, as represented by the JPM Emerging Markets Bond Index Plus, gained 10.5%, outperforming the traditional bond market sectors during the six-month period. Individual emerging market returns were mixed during the period, with Russia posting the largest gains and non-Latin countries outperforming Latin countries.

INVESTMENT STRATEGY
During the six-month period ended June 30, 1999, as the global economy continued to improve, we increased our holdings of high-yield and emerging market securities and decreased our U.S. Treasury holdings. We maintained a longer interest-rate duration than the market. With respect to corporate industry concentration, we continued to emphasize the utility industry, as we expect this sector to benefit from ongoing deregulation and restructuring. In addition, we employed securities issued in foreign countries to enhance portfolio yield. For example, the Fund held the government debt of Mexico, Russia and Panama. We initiated a position in Mexican government bonds based on our conviction that this is an improving credit, moving toward investment-grade status after the presidential election in 2000.

OUTLOOK
Globally, growth prospects are improving and inflation pressures remain subdued. While the U.S. economy appears to be moderating somewhat from the robust level of the first quarter, we still estimate that growth for calendar 1999 will be close to the 3.9% pace of 1998. We believe the risks remain toward somewhat tighter


2


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

monetary policy and higher interest rates. While the non-Treasury sectors of the market appear to be cheap by historical standards, the upward pressure on rates, and liquidity concerns related to this year-end are likely to keep yield premiums wide in the near term. In this environment, security selection will remain focused on longer-term fundamentals, recognizing that near-term liquidity will be limited.

In Europe, although there are signs that a mild recovery is underway, we continue to expect growth to be 1.9% in 1999, down from the 2.6% pace of 1998. Increasing global demand, low interest rates and a weak Euro should help improve growth prospects going forward. We believe the European Central Bank will maintain a neutral monetary policy. Japan is also showing signs of stronger economic activity and we expect 1999 gross domestic product growth to be 0.3%, an improvement over the 2.9% decline of 1998. The extent to which the Japanese economy rebounds remains a key issue going forward in terms of global growth and interest-rate patterns.

Improving global growth and subdued inflation should provide the environment necessary for emerging countries to gradually improve their credit profiles. However, in the period ahead we see performance divergences developing between those countries with constructive reform-oriented policies (expected to outperform), and those countries with less commitment to the reform process (expected to underperform). Therefore, country selection will remain critical. While there may well be short-term market volatility as investor sentiment shifts with events, we expect the strongest performance from Mexico, Panama, Brazil and the Philippines.

Thank you for your continued interest and investment in the Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund Corporate Bond Portfolio seeks to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will seek capital appreciation. It invests primarily in a diversified portfolio of corporate bonds issued by domestic and foreign issuers.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -4.08%         -8.16%
Five years                     9.07%          8.12%
10 Years                      10.00%          9.52%
SEC Yield**                    7.49%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -4.77%         -7.41%
Five years                     8.34%          8.34%
Since Inception* (a)           8.57%          8.57%
SEC Yield**                    7.10%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -4.77%         -5.65%
Five years                     8.34%          8.34%
Since Inception*               7.00%          7.00%
SEC Yield**                    7.11%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/8/93 Class B; 5/3/93 Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
June 30, 1999.

(a) assumes conversion of Class B shares into Class A shares after six years.

4

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT 6/30/89 TO 6/30/99

$28,000
$24,000
$20,000
$16,000
$12,000
$10,000
$8,000

CORPORATE BOND PORTFOLIO CLASS A: $24,830

LEHMAN BROTHERS AGGREGATE BOND INDEX: $21,894

LIPPER CORP. DEBT FUNDS BBB-RATED AVERAGE: $21,646

6/30/89  6/30/90  6/30/91  6/30/92  6/30/93  6/30/94  6/30/95  6/30/96  6/30/97
6/30/98    6/30/99

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares (from 6/30/89 to 6/30/99) as compared to the performance of an appropriate broad-based index, as well as a comparative Lipper Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index, and the LB Government/Corporate Bond Index.

The Lipper Corporate Debt Funds BBB-Rated Average reflects performance of 18 funds (based on the number of funds in the average from 6/30/89 to 6/30/99). These funds have similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.

Alliance Bond Fund Corporate Bond Portfolio

Lehman Brothers Aggregate Bond Index

Lipper Corporate Debt Funds BBB-Rated Average


5


PORTFOLIO OF INVESTMENTS
JUNE 30, 1999                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS (A)                                           (000)        VALUE
-------------------------------------------------------------------------------

        CORPORATE DEBT OBLIGATIONS-66.9%
        AIR TRANSPORTATION-7.4%
BB      Northwest Airlines, Inc.
        8.52%, 4/07/04                              $ 23,500     $ 22,707,627
BBB     United Airlines
        9.56%, 10/19/18                               41,716       48,083,739
BBB-    US Airways, Inc.
        6.82%, 7/30/14 (b)                            30,000       25,562,100
                                                                  -----------
                                                                   96,353,466

        AUTOMOTIVE-4.8%
BB+     Federal Mogul Corp.
        7.50%, 1/15/09 (b)                            10,000        9,231,400
        7.875%, 7/01/10                               37,800       35,423,249
A       Ford Motor Co.
        6.375%, 2/01/29                               21,500       18,737,100
                                                                  -----------
                                                                   63,391,749

        BROADCASTING/MEDIA-11.4%
BBB-    CBS Corp.
        8.625%, 8/01/12                               26,919       28,730,299
BBB-    News America, Inc.
        7.30%, 4/30/28                                69,000       63,780,771
BBB     Time Warner Entertainment Company LP
        8.375%, 7/15/33                               10,000       10,837,480
BBB     Time Warner, Inc.
        6.95%, 1/15/28                                50,000       46,362,350
                                                                  -----------
                                                                  149,710,900
        CABLE-7.5%
BBB-    Comcast Cable Communications
        8.875%, 5/01/17                               40,525       45,585,114
BB+     CSC Holdings, Inc.
        7.25%, 7/15/08                                20,000       19,100,000
        7.625%, 7/15/18                               30,450       28,356,562
        7.875%, 2/15/18                                5,000        4,762,500
                                                                  -----------
                                                                   97,804,176
        CHEMICALS-4.2%
BBB-    Equistar Chemicals LP
        8.75%, 2/15/09 (b)                            54,400       55,070,969

        COMMUNICATIONS-0.7%
B-      RSL Communications PLC
        9.875%, 11/15/09 (b)                          10,000        9,687,500

        ENERGY-1.8%
A-      Conoco, Inc.
        6.95%, 4/15/29                                25,000       23,420,950

        FINANCIAL-6.6%
BBB     Renaissance Capital Trust
        8.54%, 3/01/27                                19,470       17,451,117
BBB     Sumitomo Bank International Finance NV
        8.50%, 6/15/09                                46,000       46,378,074
BBB-    Westinghouse Credit Corp.
        8.875%, 6/14/14                               20,000       22,093,440
                                                                   ----------
                                                                   85,922,631
        INSURANCE-5.1%
BBB+    Arkwright CSN Trust
        9.625%, 8/15/26 (b)                           38,500       40,656,269
BB+     Delphi Funding LLC
        Series A
        9.31%, 3/25/27                                29,450       26,504,087
                                                                  -----------
                                                                   67,160,356
        PUBLIC UTILITIES-17.4%
BB      CMS Energy Corp.
        7.50%, 1/15/09                                23,500       21,912,058
BB+     Cogentrix Energy, Inc.
        8.75%, 10/15/08 (b)                           30,000       30,000,000
BB+     Niagara Mohawk Power Corp.
        8.50%, 7/01/10 (c)                            93,866       70,789,513
BB+     Public Service Co.
        7.10%, 8/01/05                                20,000       19,751,940
        7.50%, 8/01/18                                38,750       37,436,104
BBB-    Selkirk Cogen Funding Corp.
        8.65%, 12/26/07                                9,987       10,471,909
        8.98%, 6/26/12 (b)                            35,000       38,042,445
                                                                  -----------
                                                                  228,403,969
        Total Corporate Debt Obligations
          (cost $919,199,949)                                     876,926,666

        YANKEES-15.3%
        BANKING-3.9%
Ba1     Fuji LLC
        9.87%, 12/31/49 (b)(d)                        58,425       50,915,109

        COMMUNICATIONS-1.1%
BBB-    Telefonica de Argentina, SA
        9.125%, 5/07/08 (b)                           16,000       14,120,000


6


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________


STANDARD &                                          PRINCIPAL
POOR'S                                               AMOUNT
RATINGS (A)                                           (000)        VALUE
-------------------------------------------------------------------------------

        FINANCIAL-2.5%
BBB-    MC Cuernavaca Trust
        9.25%, 1/25/00 (b)                          $ 16,212  $    10,051,239
        9.25%, 1/25/00                                 8,197        5,081,991
BB+     Petrozuata Finance, Inc
        8.22%, 4/01/17 (b)                            23,500       18,153,750
                                                                  -----------
                                                                   33,286,980

        INDUSTRIAL-0.4%
C       Grupo Mexicano de Desarrollo, SA
        8.25%, 2/17/01 (d)(e)                         29,200        5,256,000

        METALS & MINING-1.1%
B2      CSN Iron Brazil, SA
        9.125%, 6/01/07 (b)(d)                        19,800       15,147,000

        TELEPHONE UTILITY-4.7%
BBB-    TPSA Finance BV
        7.75%, 12/10/08 (b)                           63,000       61,425,000

        UTILITY-1.6%
BB-     Empresa Electrica Del Norte, SA
        7.75%, 3/15/06 (b)                            40,240       20,924,800

        Total Yankees
          (cost $252,468,918)                                     201,074,889

        SOVEREIGN DEBT OBLIGATIONS-11.0%
        MEXICO-3.8%
BB      United Mexican States
        10.375%, 2/17/09                              49,200       49,999,500

        PANAMA-3.5%
BB+     Republic of Panama
        8.875%, 9/30/27                               26,500       22,036,250
        9.375%, 4/01/29                               25,000       23,875,000
                                                                  -----------
                                                                   45,911,250
        RUSSIA-3.7%
CC      Russia Ministry of Finance
        12.75%, 6/24/28                               40,000       22,400,000
        12.75%, 6/24/28 (b)                           46,000       25,760,000
                                                                  -----------
                                                                   48,160,000
        Total Sovereign Debt Obligations
          (cost $149,590,411)                                     144,070,750

        PREFERRED STOCK-4.7%
        FINANCIAL-4.7%
BBB-    Centaur Funding Corp.
        Series B,
        9.08% (b)
        (cost $59,758,500)                                58       61,960,704

        U.S. GOVERNMENT OBLIGATIONS-4.5%
AAA     U.S. Treasury Bonds
        Zero coupon, 5/15/18                         120,000       36,546,720
        5.25%, 11/15/28                               25,000       22,132,825

        Total U.S. Government Obligations
          (cost $58,854,580)                                       58,679,545

        COMMERCIAL PAPER-2.4%
A-1+    General Electric Capital Corp.
        5.00%, 7/01/99
        (cost $31,514,000)                            31,514       31,514,000

        TOTAL INVESTMENTS-104.8%
        (cost $1,471,386,358)                                   1,374,226,554
        Other assets less liabilities - (4.8%)                    (63,183,695)

        NET ASSETS - 100%                                     $ 1,311,042,859


(a)  Unaudited

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 1999, these securities amounted to $486,708,285 or 37.1% of net assets.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(d)  Moody's Rating

(e)  Security is in default and is non-income producing.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,471,386,358)   $ 1,374,226,554
  Cash                                                                 16,600
  Interest receivable                                              26,225,439
  Receivable for capital stock sold                                 7,771,197
  Receivable for investment securities sold                        12,817,386
  Prepaid expenses                                                     14,863
  Total assets                                                  1,421,072,039

LIABILITIES
  Payable for investment securities purchased                      96,491,580
  Payable for capital stock redeemed                                8,758,844
  Dividends payable                                                 2,956,634
  Distribution fee payable                                            806,645
  Advisory fee payable                                                590,620
  Accrued expenses                                                    424,857
  Total liabilities                                               110,029,180

NET ASSETS                                                    $ 1,311,042,859

COMPOSITION OF NET ASSETS
  Capital stock, at par                                       $       104,949
  Additional paid-in capital                                    1,522,400,462
  Distributions in excess of net investment income                   (371,652)
  Accumulated net realized loss on investment
     transactions                                                (113,931,096)
  Net unrealized depreciation of investments                      (97,159,804)
                                                              $ 1,311,042,859

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($476,140,748 / 38,112,213 shares of capital stock
      issued and outstanding)                                          $12.49
  Sales charge--4.25% of public offering price                            .55
  Maximum offering price                                               $13.04

  CLASS B SHARES
  Net asset value and offering price per share
    ($630,631,245 / 50,486,112 shares of capital stock
      issued and outstanding)                                          $12.49

  CLASS C SHARES
  Net asset value and offering price per share
    ($204,270,866 / 16,350,487 shares of capital stock
      issued and outstanding)                                          $12.49



See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1999            ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                     $ 122,693,262
  Dividends                                        3,804,955
                                                                $ 126,498,217

EXPENSES
  Advisory fee                                     7,479,470
  Distribution fee - Class A                       1,461,195
  Distribution fee - Class B                       6,586,065
  Distribution fee - Class C                       2,252,222
  Transfer agency                                  2,346,120
  Audit and legal                                    367,021
  Custodian                                          267,338
  Printing                                           228,598
  Registration                                       172,656
  Taxes                                              124,180
  Administrative                                     116,739
  Directors' fees                                     12,170
  Miscellaneous                                       62,462
  Total expenses                                                   21,476,236
  Net investment income                                           105,021,981

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized loss on investment transactions                    (95,399,759)
  Net realized gain on written options
    transactions                                                      572,000
  Net change in unrealized depreciation of
    investments                                                   (72,905,227)
  Net loss on investments                                        (167,732,986)

NET DECREASE IN NET ASSETS FROM OPERATIONS                      $ (62,711,005)


See notes to financial statements.


9


STATEMENT OF CHANGES
IN NET ASSETS                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                                 YEAR ENDED       YEAR ENDED
                                               JUNE 30, 1999     JUNE 30, 1998
                                               -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                        $ 105,021,981     $ 86,883,131
  Net realized gain (loss) on investments
    and options transactions                     (94,827,759)      17,694,598
  Net change in unrealized depreciation of
     investments                                 (72,905,227)     (14,341,150)
  Net increase (decrease) in net assets from
    operations                                   (62,711,005)      90,236,579

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Net investment income
    Class A                                      (40,134,019)     (32,980,257)
    Class B                                      (49,607,825)     (39,538,622)
    Class C                                      (16,944,532)     (14,364,252)
  Distributions in excess of net investment
    income
    Class A                                         (139,815)      (3,979,895)
    Class B                                         (172,818)      (4,771,327)
    Class C                                          (59,019)      (1,733,407)
  Tax return of capital
    Class A                                       (1,516,771)              -0-
    Class B                                       (1,874,797)              -0-
    Class C                                         (640,254)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                    47,542,470      418,498,497
  Total increase (decrease)                     (126,258,385)     411,367,316

NET ASSETS
  Beginning of year                            1,437,301,244    1,025,933,928
  End of year (including undistributed net
    investment income of $1,664,395 for the
    year ended June 30, 1998)                $ 1,311,042,859    1,437,301,244


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio had not commenced operations as of June 30, 1999, but will be commencing operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares:
Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax return of capital distribution, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $116,739 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1999.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,651,467 for the year ended June 30, 1999.

For the year ended June 30, 1999, the Fund's expenses were reduced by $117,894 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Fund that it has received front-end sales charges of $253,725 from the sales of Class A shares and $8,998, $971,100 and $103,572 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $15,593,318 and $3,385,945 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,925,757,113 and $2,046,760,607, respectively, for the year ended June 30, 1999. There were purchases of $2,193,289,530 and sales of $2,178,067,323 of U.S. government and government agency obligations for the year ended June 30, 1999.


12


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

At June 30, 1999, the cost of investments for federal income tax purposes was $1,473,698,821. Accordingly, gross unrealized appreciation of investments was $10,328,631 and gross unrealized depreciation of investments was $109,800,898 resulting in net unrealized depreciation of $99,472,267.

At June 30, 1999, the Portfolio had a net capital loss carryforward for federal income tax purposes of $15,072,336, of which $2,817,216 expires in the year 2003, $3,517,339 expires in the year 2004 and $8,737,781 expires in 2007.
During the tax year ended June 30, 1999, $258,361 of the capital loss carryforward expired unutilized.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

Transactions in written options for the year ended June 30, 1999 were as follows:

                                                     NUMBER OF
                                                     CONTRACTS         PREMIUMS
                                                    ----------         --------
Options oustanding at beginning of year                   -0-        $      -0-
Options written                                       65,000           754,000
Options terminated in closing purchase
  transactions                                       (65,000)         (754,000)
Options outstanding at June 30, 1999                      -0-        $      -0-


13


NOTES TO FINANCIAL STATEMENTS (CONT.)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 750,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            9,281,074    13,329,444   $ 121,721,663   $ 191,806,767
Shares issued in
  reinvestment of
  dividends and
  distributions        1,871,312     1,434,669      24,412,990      20,673,923
Shares converted
  from Class B         2,549,408     1,245,638      33,041,496      17,903,380
Shares redeemed      (11,561,679)   (6,171,084)   (150,909,101)    (88,725,044)
Net increase           2,140,115     9,838,667   $  28,267,048   $ 141,659,026

CLASS B
Shares sold           16,818,038    19,913,781   $ 220,446,343   $ 286,380,021
Shares issued in
  reinvestment of
  dividends and
  distributions        2,365,693     1,579,489      30,713,980      22,757,300
Shares converted
  to Class A          (2,550,208)   (1,245,638)    (33,041,496)    (17,903,380)
Shares redeemed      (13,547,224)   (6,696,392)   (176,394,184)    (96,372,328)
Net increase           3,086,299    13,551,240   $  41,724,643   $ 194,861,613

CLASS C
Shares sold           12,477,675    11,907,869   $ 163,058,138   $ 171,701,245
Shares issued in
  reinvestment of
  dividends and
  distributions          834,414       773,490      10,892,319      11,154,530
Shares redeemed      (14,901,641)   (7,056,779)   (196,399,678)   (100,877,917)
Net increase
  (decrease)          (1,589,552)    5,624,580   $ (22,449,221)  $  81,977,858


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 1999.


14


FINANCIAL HIGHLIGHTS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year           $ 14.19      $ 14.19      $ 13.29      $ 12.92      $ 12.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.06(a)      1.08(a)      1.15(a)      1.26         1.19
Net realized and unrealized gain (loss) on
  investment transactions                      (1.64)         .12          .97          .27          .36
Net increase (decrease) in net asset value
  from operations                               (.58)        1.20         2.12         1.53         1.55

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.07)       (1.08)       (1.22)       (1.16)       (1.14)
Distributions in excess of net investment
  income                                        (.01)        (.12)          -0-          -0-          -0-
Tax return of capital                           (.04)          -0-          -0-          -0-          -0-
Total dividends and distributions              (1.12)       (1.20)       (1.22)       (1.16)       (1.14)
Net asset value, end of year                 $ 12.49      $ 14.19      $ 14.19      $ 13.29      $ 12.92

TOTAL RETURN
Total investment return based on net asset
  value (b)                                    (4.08)%       8.66%       16.59%       12.14%       13.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $476,141     $510,397     $370,845     $277,369     $230,750
Ratio of expenses to average net assets         1.11%        1.05%        1.12%        1.20%        1.24%
Ratio of net investment income to average
  net assets                                    8.13%         7.52%        8.34%        9.46%        9.70%
Portfolio turnover rate                          281%         244%         307%         389%         387%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)

                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year           $ 14.19      $ 14.19      $ 13.29      $ 12.92      $ 12.50

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .97(a)       .98(a)      1.05(a)      1.15         1.11
Net realized and unrealized gain (loss) on
  investment transactions                      (1.64)         .13          .98          .29          .36
Net increase (decrease) in net asset value
  from operations                               (.67)        1.11         2.03         1.44         1.47

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.98)        (.98)       (1.13)       (1.07)       (1.05)
Distributions in excess of net investment
  income                                        (.01)        (.13)          -0-          -0-          -0-
Tax return of capital                           (.04)          -0-          -0-          -0-          -0-
Total dividends and distributions              (1.03)       (1.11)       (1.13)       (1.07)       (1.05)
Net asset value, end of year                 $ 12.49      $ 14.19      $ 14.19      $ 13.29      $ 12.92

TOTAL RETURN
Total investment return based on net asset
  value (b)                                    (4.77)%       7.95%       15.80%       11.38%       12.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $630,631     $672,374     $480,326     $338,152     $241,393
Ratio of expenses to average net assets         1.82%        1.75%        1.82%        1.90%        1.99%
Ratio of net investment income to average
  net assets                                    7.41%        6.80%        7.62%        8.75%        9.07%
Portfolio turnover rate                          281%         244%         307%         389%         387%


See footnote summary on page 17.


16


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year           $ 14.19      $ 14.19      $ 13.29      $ 12.93      $ 12.50

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .97(a)       .99(a)      1.04(a)      1.14         1.10
Net realized and unrealized gain (loss) on
  investment transactions                      (1.64)         .12          .99          .29          .38
Net increase (decrease) in net asset value
  from operations                               (.67)        1.11         2.03         1.43         1.48

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.98)        (.99)       (1.13)       (1.07)       (1.05)
Distributions in excess of net investment
  income                                        (.01)        (.12)          -0-          -0-          -0-
Tax return of capital                           (.04)          -0-          -0-          -0-          -0-
Total dividends and distributions              (1.03)       (1.11)       (1.13)       (1.07)       (1.05)
Net asset value, end of year                 $ 12.49      $ 14.19      $ 14.19      $ 13.29      $ 12.93

TOTAL RETURN
Total investment return based on net asset
  value (b)                                    (4.77)%       7.95%       15.80%       11.30%       12.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $204,271     $254,530     $174,762      $83,095      $51,028
Ratio of expenses to average net assets         1.81%        1.75%        1.82%        1.90%        1.84%
Ratio of net investment income to average
  net assets                                    7.37%        6.83%        7.61%        8.74%        8.95%
Portfolio turnover rate                          281%         244%         307%         389%         387%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.


17


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Corporate Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Corporate Bond Portfolio at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

New York, New York
August 6, 1999


18


                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19


ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

CBPAR699